United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                  AMENDMENT TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 14, 2001
                               ------------------

                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada                1-3793                  98-0085412
------------------------------       ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                 Not Applicable (Former name or former address,
                         if changed since last report.)






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                                        2

                                    FORM 8-K/A


                         CANADA SOUTHERN PETROLEUM LTD.



Item 5.  Other Events

         Canada Southern Petroleum Ltd. (the "Company") reported on September 17, 2001 that the trial court in Calgary had rendered its decision in the Kotaneelee field litigation by written opinion of the trial court, dated September 14, 2001.

         A copy of the Company's press release dated September 17, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         A copy of the trial court's written decision is attached hereto as
Exhibit 99.2 and is incorporated herein by reference and may also be accessed at the court's home page on the world wide web, http://www.albertacourts.ab.ca:8080/



Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

                  (c)      Exhibits.

                           Exhibit No.               Exhibit

                           99.1             Company Press Release, dated
                                            September 17, 2001.

                           99.2 Decision of the Court of Queen's Bench of Alberta, Judicial
                                            District of Calgary in the  matter
                                            of Canada Southern Petroleum Ltd.,
                                            Magellan  Petroleum and Pantepec
                                            International, Inc. v. Amoco Canada
                                            Petroleum Company Ltd., et al.,
                                            issued on September 14, 2001.


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                                   FORM 8-K/A

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CANADA SOUTHERN PETROLEUM LTD.
                                                          (Registrant)



                                    By  /s/ Ben A. Anderson
                                        ----------------------------------------
                                            Ben A. Anderson
                                            President


Date:  October 1, 2001


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                                  EXHIBIT INDEX


Exhibit No.                Description
------------------         -----------
99.1                          Company Press Release, dated September 17, 2001.

99.2 Decision of the Court of Queen's Bench of Alberta, Judicial District of Calgary in the matter of Canada Southern Petroleum Ltd., Magellan Petroleum and Pantepec International, Inc. v. Amoco Canada Petroleum Company Ltd., et al., issued on September 14, 2001.




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